[Logo] M F S(R)
INVESTMENT MANAGEMENT                                         SEMIANNUAL REPORT
  We invented the mutual fund(R)                               OCTOBER 31, 2000


[Graphic Omitted]


                                                 MFS(R) INTERMEDIATE INVESTMENT
                                                                GRADE BOND FUND

                                                      MFS(R) RESEARCH BOND FUND

MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) RESEARCH BOND FUND

TRUSTEES                                                 ASSISTANT TREASURERS
J. Atwood Ives+ -- Chairman and Chief Executive          Mark E. Bradley*
Officer, Eastern Enterprises (diversified services       Robert R. Flaherty*
company)                                                 Laura F. Healy*
                                                         Ellen Moynihan*
Lawrence T. Perera+ -- Partner, Hemenway & Barnes
(attorneys)                                              SECRETARY
                                                         Stephen E. Cavan*
William J. Poorvu+ -- Adjunct Professor, Harvard
University Graduate School of Business                   ASSISTANT SECRETARY
Administration                                           James R. Bordewick, Jr.*

Charles W. Schmidt+ -- Private Investor                  CUSTODIAN
                                                         State Street Bank and Trust Company
Arnold D. Scott* -- Senior Executive Vice
President, Director, and Secretary, MFS Investment       INVESTOR INFORMATION
Management                                               For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Jeffrey L. Shames* -- Chairman and Chief Executive       kit, call toll free: 1-800-637-2929 any business
Officer, MFS Investment Management                       day from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                         message anytime).
Elaine R. Smith+ -- Independent Consultant
                                                         INVESTOR SERVICE
David B. Stone+ -- Chairman, North American              MFS Service Center, Inc.
Management Corp. (investment adviser)                    P.O. Box 2281
                                                         Boston, MA 02107-9906
INVESTMENT ADVISER
Massachusetts Financial Services Company                 For general information, call toll free:
500 Boylston Street                                      1-800-225-2606 any business day from 8 a.m. to 8
Boston, MA 02116-3741                                    p.m. Eastern time.

DISTRIBUTOR                                              For service to speech- or hearing- impaired,
MFS Fund Distributors, Inc.                              call toll free: 1-800-637-6576 any business day
500 Boylston Street                                      from 9 a.m. to 5 p.m. Eastern time. (To use
Boston, MA 02116-3741                                    this service, your phone must be equipped with
                                                         a Telecommunications Device for the Deaf.)
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                       For share prices, account balances, exchanges, or
                                                         stock and bond outlooks, call toll free:
ASSOCIATE DIRECTOR OF FIXED INCOME RESEARCH              1-800-MFS-TALK (1-800-637-8255) anytime from a
Michael W. Roberge*                                      touch-tone telephone.

PORTFOLIO MANAGER                                        WORLD WIDE WEB
James J. Calmas*                                         www.mfs.com

TREASURER
James O. Yost*


+ Independent Trustee
* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

  o  face-to-face contact with senior management as well as frontline workers

  o  analysis of the company's financial statements and balance sheets

  o  contact with the company's current and potential customers

  o  contact with the company's competitors

  o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

November 16, 2000

A prospectus containing more complete information on any MFS product, including charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

MFS(R) Intermediate Investment Grade Bond Fund

Dear Shareholders,

For the six months ended October 31, 2000, Class A shares of the fund provided a total return of 5.70% and Class I shares 5.59%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges, and compare to a 5.33% return over the same period for the fund's benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index that includes U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of U.S. corporations. During the same period, the average intermediate investment-grade debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 4.82%.

The fund's primary objective is to seek high current income consistent with prudent risk, and its secondary objective is to protect shareholders' capital. The fund invests in corporate bonds with ratings from "AAA" to "BBB" or in unrated bonds that we consider to be investment quality. The fund also invests in U.S. Treasury and mortgage- and asset-backed securities, which represent pooled assets such as mortgage loans, car loans, and credit card receivables. The maturities of bonds in the fund are normally 10 years or less.

The difficult interest rate environment that existed in the early part of the six-month period dramatically reversed course in the third quarter and through October, as short-term bond yields fell while longer-term rates were relatively unchanged. This resulted in a yield curve that flattened and moved toward a more normal shape. Short-term rates fell on evidence that economic growth was slowing, causing expectations for further Federal Reserve Board (the Fed) tightening to diminish.

Most sectors of the bond market performed strongly, and our significant exposure to Treasuries benefited from a recent flight to quality. Overall, however, the past four months were an exceptional time for non-Treasury securities, as all spread sectors (corporate, mortgage-backed, and asset- backed bonds) outperformed comparable-duration Treasuries. (Principal value and interest on treasury securities are guaranteed by the U.S. government if held to maturity.)

Both sector and security selection drove the fund's outperformance of its benchmark and Lipper category average. In particular, significant exposure to commercial mortgage-backed securities (CMBS) and mortgage-backed securities
(MBS) were key contributors to performance. CMBS led most other sectors late in the period, while MBS also performed strongly. Corporate security selection also benefited fund performance, as holdings in financial services, banks, and entertainment companies generally produced favorable performance due to improving financial results.

Attractive yields and an improving interest rate outlook enticed investors back to the bond market over the past six months. The near-term outlook for bond investing depends largely on the direction of the economy in coming months, however, a string of recent statistics suggests that the pace of economic activity is slowing. If this continues, and if the Fed chooses to move to a more neutral stance regarding interest rates, that could continue to bode well for the recovery in the bond market.

Respectfully,

[Graphic Omitted]
/s/ James J. Calmas

James J. Calmas
Portfolio Manager

MFS(R) Research Bond Fund

Dear Shareholders,
For the six months ended October 31, 2000, Class A shares of the fund provided a total return of 6.24% and Class I shares 6.14%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 5.53% return over the same period for the fund's benchmark, the Lehman Brothers Government/Corporate Bond Index (the Lehman Index). The Lehman Index is an unmanaged, market-value-weighted index that includes U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of U.S. corporations. During the same period, the average general bond fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 3.49%.

In managing the fund, our committee of analysts utilizes sector allocation and individual security selection to drive performance. We avoid trying to achieve performance by predicting the direction of interest rates. In our experience, few fund managers have been able to predict consistently the direction of interest rates, so we feel that attempting to do so can be an overly risky fund management strategy.

Our sector allocation is divided into two areas: sectors included in the Lehman Index, such as Treasuries, government agencies, and high-grade corporate bonds; and sectors not included in the index, such as mortgages and asset-backed, commercial-backed, emerging market, and high-yield bonds. We hope to outperform the Lehman Index by overweighting the sectors we believe will perform best during any given period.

Security selection is the other major driver of performance. Our goals are to avoid issuers that may default and to find bonds that may be upgraded to a higher credit rating, as credit upgrades often cause the price of a bond to appreciate. We believe the quality of our in-house Original Research(SM) process -- which may include meetings with company managements, meetings with employees and competitors, and intense financial and competitive analysis -- gives us an edge in selecting individual securities with the potential to outperform the market.

Over the past six months, securities in sectors outside the Lehman Index were key factors in our performance; at the end of the period, our weighting in those areas was about 21% of assets. Sectors that performed well due to the strong U.S. economy included mortgages and asset-backed and commercial-backed bonds. Asset-backed securities are generally company or organization receivables -- such as credit card debt or home equity loans -- packaged into a trust. Commercial-backed bonds are trusts backed by a pool of commercial assets such as hotels or office buildings. "AAA"-rated securities in these sectors have tended to offer more yield than "AAA" government bonds, so these sectors can be a good way to add yield to the portfolio with relatively low risk.

The emerging market sector, particularly our holdings in Brazil and South Korea, did well for the portfolio early in the period. We sold most of those holdings when we perceived that emerging market performance was about to decline; as a result, we avoided most of the subsequent downturn in the sector.

Similarly, we owned a fairly big position in high-yield bonds early in the period when the sector was relatively stable; at that time we could earn the dividends on the bonds without much fear of our principal declining. Because our analysts did a good job of anticipating upcoming problems, we were able to sell off a large part of our high-yield position before prices fell dramatically later in the year. The high-yield sector became the worst performing fixed-income area in 2000 because the market began to expect a high default rate as the U.S. economy slowed.

Another factor in our relative outperformance was our underweight position in high-grade corporate bonds, a sector within the Lehman Index that performed poorly throughout the period.

Looking ahead, our opinion is that inflation is not about to become a problem, despite recent minor increases in the Consumer Price Index, a broad measure of consumer prices for goods and services reported by the U.S. Department of Labor. We think that the Federal Reserve Board is finished raising rates and will be able to engineer a "soft landing" for the economy -- a slowdown without a recession. All of this bodes well for credit risk and for bond investing in general. Despite what we regard as a healthy outlook for fixed- income investing, however, both the corporate high-yield and corporate high- grade markets were quite depressed at the end of the period. We think that may create opportunities in the near future for our research to potentially identify bonds in these sectors that are selling at bargain prices and have the potential for solid price appreciation.

Respectfully,

/s/ Michael W. Roberge

Michael W. Roberge
Associate Director of Fixed Income Research

The committee of MFS(R) fixed-income research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Roberge, who began supervising the committee effective July 1, 2000.

The opinions expressed in these reports are those of the portfolio manager and the Associate Director of Fixed Income Research and are current only through the end of the period of the reports as stated on the cover. Their views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results include the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2000

MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND(1)(2)(3)(4)

CLASS A

                                                                     6 Months          1 Year           Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         +5.70%          +7.23%          +7.89%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                       --            +7.23%          +4.23%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                       --            +2.13%          +1.50%
---------------------------------------------------------------------------------------------------------------

CLASS I
                                                                     6 Months          1 Year           Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         +5.59%          +7.11%          +7.77%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                       --            +7.11%          +4.17%
---------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations,
 January 4, 1999, through October 31, 2000.

MFS(R) RESEARCH BOND FUND(2)(3)(4)(5)(6)

CLASS A
                                                                     6 Months          1 Year           Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         +6.24%          +8.67%          +7.32%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                       --            +8.67%          +3.93%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                       --            +3.51%          +1.21%
---------------------------------------------------------------------------------------------------------------

CLASS I
                                                                     6 Months          1 Year           Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         +6.14%          +8.45%          +7.11%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                       --            +8.45%          +3.82%
---------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations,
 January 4, 1999, through October 31, 2000.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers; without these, the results would have been less favorable. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. Please see the prospectus for details.

(2) The portfolio may invest in mortgage-backed securities, which are subject to prepayments as homeowners pay their mortgages early by refinancing them at lower rates. Therefore, the value of securities may not increase as much as that of other fixed-income securities during periods of falling rates. These risks may increase share price volatility. Please see the prospectus for details.

(3) The portfolio may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation. These risks may increase share price volatility. Please see the prospectus for details.

(4) This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase share price volatility. Please see the prospectus for details.

(5) Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. Please see the prospectus for details.

(6) Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 2000

MFS INTERMEDIATE INVESTMENT GRADE BOND FUND

Bonds - 96.3%
------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)       VALUE
------------------------------------------------------------------------------
U.S. Bonds - 83.5%
  Aerospace and Defense - 1.1%
    Boeing Capital Corp., 7.375s, 2010                $    3       $     3,040
    Raytheon Co., 5.7s, 2003                               9             8,596
                                                                   -----------
                                                                   $   11,636
------------------------------------------------------------------------------
  Automotive - 2.7%
    DaimlerChrysler NA Holding Corp., 6.63s, 2001      $  13       $    12,944
    Ford Motor Credit Co., 7.6s, 2005                     16            16,085
                                                                   -----------
                                                                   $    29,029
------------------------------------------------------------------------------
  Banks and Credit Companies - 4.3%
    Citigroup, Inc., 7.25s, 2010                       $  15       $    14,904
    FleetBoston Financial Corp., 9.9s, 2001               12            12,183
    FleetBoston Financial Corp., 7.25s, 2005               9             9,047
    Wells Fargo and Co., 7.2s, 2003                       10            10,069
                                                                   -----------
                                                                   $    46,203
------------------------------------------------------------------------------
  Consumer Goods and Services - 0.4%
    Hasbro, Inc., 7.95s, 2003                                      $
                                                      $    5             4,623
------------------------------------------------------------------------------
  Corporate Asset Backed - 14.7%
    Americredit Automobile Receivable Trust,
      5.78s, 2003                                     $   15       $    14,877
    Carco Auto Loan Master Trust, 5.65s, 2003             15            14,937
    Citibank Credit Card Master Trust I, 5.5s, 2006       25            24,125
    Commercial Mortgage Loans, 7.271s, 2003               10            10,047
    Discover Card Master Trust I, 5.85s, 2006             20            19,556
    DLJ Commercial Mortgage Corp., 7.545s, 2005
      (Interest Only)                                    100             3,301
    DLJ Mortgage Acceptance Corp., 8.1s, 2004             12            12,608
    GE Capital Mortgage Services, Inc., 6.035s, 2020      20            19,624
    GS Mortgage Securities Corp. II, 6.06s, 2030           8             8,226
    Morgan (J.P.) Commercial Mortgage Finance Corp.,
      6.613s, 2030                                         5             4,855
    Morgan Stanley Capital, 6.01s, 2030                    9             8,413
    Peco Energy Transition Trust, 5.48s, 2003              3             3,334
    Residential Asset Security Mortgage, 7.735s, 2025     15            15,181
                                                                   -----------
                                                                       159,084
------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corporation - 0.4%
    FHLMC, 5.83s, 2013                                $    4       $     4,084
------------------------------------------------------------------------------
  Federal National Mortgage Association - 11.0%
    FNMA, 5.722s, 2009                                $   30       $    27,964
    FNMA, 7.25s, 2010                                     38            39,389
    FNMA, 7s, 2015                                        24            23,490
    FNMA, 7.5s, 2015                                      28            27,757
                                                                   -----------
                                                                   $   118,600
------------------------------------------------------------------------------
  Financial Services - 7.4%
    Associates Corp. North America, 5.8s, 2004        $   10             9,606
    Countrywide Home Loan, Inc., 6.85s, 2004              16            15,740
    GE Capital Corp., 7.5s, 2005                          15            15,426
    Lehman Brothers Holdings, Inc., 6.25s, 2003           18            17,585
    Morgan Stanley Dean Witter, 7.125s, 2003              15            15,058
    National Rural Utilities Cooperative Finance,
      7.375s, 2003                                         7             7,099
                                                                   -----------
                                                                   $    80,514
------------------------------------------------------------------------------
  Food and Beverage Products - 4.6%
    Coca-Cola Bottling Co., 8.56s, 2002               $   14       $    14,254
    Coca-Cola Bottling Co., 6.375s, 2009                  10             8,949
    J. Seagram & Sons, Inc., 5.79s, 2001                  15            14,873
    Whitman Corp., 6s, 2004                               12            11,400
                                                                   -----------
                                                                   $    49,476
------------------------------------------------------------------------------
  Insurance - 1.7%
    Aflac, Inc., 6.5s, 2009                           $   20       $    18,515
------------------------------------------------------------------------------
  Media - 3.0%
    News America Holdings, Inc., 6.625s, 2008         $    7       $     6,477
    Time Warner Entertainment Company LP, 9.625s, 2002    25            25,922
                                                                   -----------
                                                                   $    32,399
------------------------------------------------------------------------------
  Oil Services - 2.8%
    Alberta Energy Co. LTD, 7.65s, 2010               $   10       $    10,094
    Apache Finance Ltd., 7s, 2009                         10             9,683
    Phillips Petroleum, 8.5s, 2005                        10            10,538
                                                                   -----------
                                                                   $    30,315
------------------------------------------------------------------------------
  Railroads - 1.0%
    Union Pacific Corp., 5.78s, 2001                   $  11       $    10,819
------------------------------------------------------------------------------
  Real Estate - 1.6%
    EOP Operating Ltd., 8.1s, 2010                     $  17       $    17,075
------------------------------------------------------------------------------
  Restaurants and Lodging - 0.5%
    MGM Mirage, Inc., 8.5s, 2010                      $    5       $     4,946
------------------------------------------------------------------------------
  Telecommunications - 5.2%
    GTE Corp., 9.1s, 2003                             $   17       $    17,787
    Sprint Spectrum LP, 11s, 2006                         15            16,152
    Telecomunica De Puerto Rico, 6.15s, 2002              13            12,705
    U.S. West Communications, Inc., 7.625s, 2003           9             9,116
                                                                   -----------
                                                                   $    55,760
------------------------------------------------------------------------------
  U.S. Federal Agencies - 1.4%
    Aid-Israel, 6.6s, 2008                            $   15       $    14,916
------------------------------------------------------------------------------
  U.S. Treasury Obligations - 14.4%
    U.S. Treasury Notes, 4.25s, 2003                  $   25       $    23,871
    U.S. Treasury Notes, 5.75s, 2010                      49            48,954
    U.S. Treasury Notes, 6s, 2004 - 2009                  24            24,134
    U.S. Treasury Notes, 6.125s, 2007                     25            25,351
    U.S. Treasury Notes, 6.5s, 2010                       16            16,748
    U.S. Treasury Notes, 6.75s, 2005                       6             6,220
    U.S. Treasury Notes, 7.875s, 2004                     10            10,711
                                                                   -----------
                                                                   $   155,989
------------------------------------------------------------------------------
  Utilities - Electric - 5.3%
    Allegheny Energy, Inc., 7.75s, 2005               $    6       $     6,066
    Connecticut Light & Power Co., 7.875s, 2001            4             4,010
    Connecticut Light & Power Co., 7.875s, 2024            6             6,022
    Dominion Resources, Inc., 7.625s, 2005                15            15,149
    Entergy Mississippi, Inc., 6.2s, 2004                 10             9,483
    Midamerican Funding LLC, 5.85s, 2001                  15            14,935
    Narragansett Electric Co., 7.83s, 2002                 2             2,031
                                                                   -----------
                                                                   $    57,696
------------------------------------------------------------------------------
Total U.S. Bonds                                                   $   901,679
------------------------------------------------------------------------------
Foreign Bonds - 12.8%
  Canada - 2.9%
    AT&T Canada, Inc., 12s, 2007 (Telecommunications) $    8       $     8,935
    Government of Canada, 5.25s, 2008                     12            10,935
    Province of Quebec, 8.8s, 2003                        11            11,519
                                                                   -----------
                                                                   $    31,389
------------------------------------------------------------------------------
  Chile - 0.4%
    Enersis S.A., 6.6s, 2026 (Electric - Utilities)   $    4       $     3,863
------------------------------------------------------------------------------
  France - 1.3%
    Natexis AMBS Co. LLC, 8.44s, 2049 (Banks and
      Credit Cos.)##                                  $   15       $    14,332
------------------------------------------------------------------------------
  Germany - 3.3%
    Deutsche Telekom International Finance, 7.75s,
      2005 (Telecommunications)                       $   15       $    15,249
    KFW International Finance, Inc., 9.4s, 2004
      (Agency of German Government)                        5             5,455
    Landesbank Baden Wurttemberg, 7.875s, 2004 (Banks
      and Credit Cos.)                                    15            15,436
                                                                   -----------
                                                                   $    36,140
------------------------------------------------------------------------------
  Netherlands - 0.9%
    KPN NV, 8s, 2010 (Telecommunications)##           $   10       $     9,776
------------------------------------------------------------------------------
  South Korea - 0.5%
    Export-Import Bank Korea, 7.1s, 2007 (Banks and
    Credit Cos.)                                      $    5       $     4,952
------------------------------------------------------------------------------
  Spain - 0.9%
    Telefonica Europe BV, 7.35s, 2005
     (Telecommunications)                             $  10        $    10,012
------------------------------------------------------------------------------
  Supra-National - 1.0%
    World Bank Republic of Argentina, 0s, 2001        $  11        $    10,648
------------------------------------------------------------------------------
  United Kingdom - 1.6%
    British Sky Broadcasting, 6.875s, 2009
      (Telecommunications)                            $    8       $     6,825
    Royal Bank Scotland, 8.817s, 2049 (Banks and
      Credit Cos.)                                        10            10,403
                                                                   -----------
                                                                   $    17,228
------------------------------------------------------------------------------
Total Foreign Bonds                                                    138,340
------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,050,875)                    $ 1,040,019

Other Assets, Less Liabilities - 3.7%                                   39,834
------------------------------------------------------------------------------
Net Assets - 100.0%                                                $ 1,079,853
------------------------------------------------------------------------------

##SEC Rule 144A restriction.

See notes to financial statements.

MFS RESEARCH BOND FUND

Bonds - 98.0%
------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)      VALUE
------------------------------------------------------------------------------
U.S. Bonds - 92.4%
  Aerospace and Defense - 0.4%
    K & F Industries, Inc., 9.25s 2007                $    5       $     4,794
------------------------------------------------------------------------------
  Airlines - 0.9%
    Continental Airlines Pass-Through Trust, Inc.,
      6.648s 2017                                     $    6       $     5,243
    Continental Airlines Pass-Through Trust, Inc.,
      7.256s 2020                                          5             4,603
                                                                   -----------
                                                                   $     9,846
------------------------------------------------------------------------------
  Automotive - 1.7%
    Ford Credit Auto Owner Trust, 6.58s 2004          $   10             9,999
    Ford Motor Credit Co., 5.8s 2009                      10             8,786
                                                                   -----------
                                                                   $    18,785
------------------------------------------------------------------------------
  Building Products - 0.4%
    Nortek, Inc., 9.25s 2007                          $    5       $     4,450
------------------------------------------------------------------------------
  Chemicals - 0.9%
    Lyondell Chemical Co., 9.625s 2007                $    5       $     4,850
    NL Industries, Inc., 11.75s 2003                       5             5,063
                                                                   -----------
                                                                   $     9,913
------------------------------------------------------------------------------
  Computer Services - 1.0%
    Seagate Technology, 7.45s 2037                    $   10       $    10,304
------------------------------------------------------------------------------
  Corporate Asset Backed - 3.7%
    Criimi Mae Corp., 6.701s 2008##                   $   10       $     9,384
    DLJ Commercial Mortgage Corp., 0.91s 2005
     (Interest only)                                     300             9,904
    Residential Funding Mortgage Secs II, Inc.,
      7.66s 2012                                          20            20,203
                                                                   -----------
                                                                   $    39,491
------------------------------------------------------------------------------
  Energy - 0.9%
    Apache Corp., 7.95s 2026                          $   10       $    10,247
------------------------------------------------------------------------------
  Financial Services - 2.7%
    Associates Corp., 5.5s 2004                       $   10       $     9,545
    Lehman Brothers Holdings, Inc., 6.25s 2003            10             9,769
    Natexis AMBS Co. LLC, 8.44s 2049##                    10             9,555
                                                                   -----------
                                                                   $    28,869
------------------------------------------------------------------------------
  Gaming and Hotels - 0.5%
    MGM Mirage, Inc., 8.5s 2010                       $    5       $     4,946
------------------------------------------------------------------------------
  Government National Mortgage Association - 7.1%
    GNMA, 8s 2030                                     $   75       $    75,974
------------------------------------------------------------------------------
  Insurance - 0.9%
    Aflac, Inc., 6.5s 2009                            $   10       $     9,257
------------------------------------------------------------------------------
  Media - 3.2%
    J. Seagram & Sons, Inc., 6.4s 2003                $   10       $     9,999
    News America Holdings, Inc., 7.3s 2028                10             8,486
    Time Warner Entertainment Co. LP, 9.625s 2002         15            15,553
                                                                   -----------
                                                                   $    34,038
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.9%
    Tenet Healthcare Corp., 8s 2005                   $    5       $     4,931
    The Healthcare Co., 8.75s 2010                         5             5,063
                                                                   -----------
                                                                   $     9,994
------------------------------------------------------------------------------
  Oil Services - 1.0%
    Phillips Petroleum Co., 8.75s 2010                $   10       $    10,906
------------------------------------------------------------------------------
  Railroads - 0.9%
    Union Pacific Corp., 6.34s 2003                   $   10       $     9,729
------------------------------------------------------------------------------
  Real Estate - 0.9%
    Socgen Real Estate Co., 7.64s 2049##              $   10       $     9,351
------------------------------------------------------------------------------
  Retail - 0.4%
    J.Crew Operating Corp., 10.375s 2007              $    5       $     4,400
------------------------------------------------------------------------------
  Telecommunications - 1.8%
    Sprint Capital Corp., 7.625s 2002                 $   10       $    10,032
    Telecomunicaciones de Puerto Rico, Inc.,
      6.65s 2006                                          10             9,507
                                                                   -----------
                                                                   $    19,539
------------------------------------------------------------------------------
  U.S. Federal Agencies - 16.9%
    Federal National Mortgage Assn., 4.75s 2003       $   60       $    57,207
    Federal National Mortgage Assn., 6.375s 2009          60            58,678
    Federal National Mortgage Assn., 7.25s 2010           35            36,280
    Federal National Mortgage Assn. TBA, 7.5s 2099        30            29,963
                                                                   -----------
                                                                   $   182,128
------------------------------------------------------------------------------
  U.S. Treasury Obligations - 44.0%
    U.S. Treasury Bonds, 8.125s 2019                  $   94       $   116,148
    U.S. Treasury Bonds, 6.25s 2023                       16            16,505
    U.S. Treasury Bonds, 5.25s 2029                       30            27,305
    U.S. Treasury Bonds, 6.125s 2029                      25            25,891
    U.S. Treasury Notes, 5.875s 2001                      33            33,026
    U.S. Treasury Notes, 6.25s 2002                       28            28,096
    U.S. Treasury Notes, 6.375s 2002                      16            16,061
    U.S. Treasury Notes, 6.5s 2002                         9             9,034
    U.S. Treasury Notes, 4.25s 2003                       22            21,006
    U.S. Treasury Notes, 5.5s 2003                        41            40,615
    U.S. Treasury Notes, 6s 2004                          33            33,155
    U.S. Treasury Notes, 6.75s 2005                       37            38,359
    U.S. Treasury Notes, 6.875s 2006                      65            68,108
                                                                   -----------
                                                                   $   473,309
-----------------------------------------------------------------------------
  Utilities - Electric - 1.3%
    Connecticut Light & Power Co., 7.875s 2001        $    4       $     4,010
    Midamerican Funding LLC, 5.85s 2001                   10             9,956
                                                                   -----------
                                                                   $    13,966
------------------------------------------------------------------------------
Total U.S. Bonds                                                   $   994,236
------------------------------------------------------------------------------
Foreign Bonds - 5.6%
  Canada - 0.8%
    AT&T Canada, Inc., 12s 2007 (Telecommunications)  $    8       $     8,936
------------------------------------------------------------------------------
  Mexico - 0.8%
    Bepensa SA, 9.75s 2004 (Beverages)                $   10       $     9,150
------------------------------------------------------------------------------
  Netherlands - 1.3%
    KPN NV, 8s 2010 (Telecommunications)##            $   10       $     9,776
    Slovak Wireless Finance Co., 11.25s 2007
      (Telecommunications)                          EUR    5             3,945
                                                                   -----------
                                                                   $    13,721
------------------------------------------------------------------------------
  Qatar - 1.4%
    State of Qatar 9.75s 2030##                       $   15       $    14,606
------------------------------------------------------------------------------
  Sweden - 0.9%
    AB Spintab, 6.8s 2049 (Banks and Credit Cos.)##   $   10       $     9,796
------------------------------------------------------------------------------
  United Kingdom - 0.4%
    British Sky Broadcasting, 6.875s 2009
     (Telecommunications)                             $    5       $     4,266
------------------------------------------------------------------------------
Total Foreign Bonds                                                $    60,475
------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,051,646)                    $ 1,054,711
Other Assets, Less Liabilities - 2.0%                                   21,631
------------------------------------------------------------------------------
Net Assets - 100.0%                                                $ 1,076,342
------------------------------------------------------------------------------
##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (Unaudited)

------------------------------------------------------------------------------------------------------
                                                               MFS INTERMEDIATE
                                                               INVESTMENT GRADE           MFS RESEARCH
OCTOBER 31, 2000                                                      BOND FUND              BOND FUND
------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,050,875 and
    $1,051,646, respectively)                                        $1,040,019             $1,054,711
  Foreign currency, at value (identified cost $206)                      --                        202
  Cash                                                                   24,162                 32,850
  Net receivable for forward foreign currency exchange
    contracts closed or subject to master netting agreements             --                        134
  Interest receivable                                                    16,893                 18,466
                                                                     ----------             ----------
      Total assets                                                   $1,081,074             $1,106,363
                                                                     ----------             ----------
Liabilities:
  Payable to invesment adviser                                         $  1,221                 --
  Payable for investments purchased                                      --                     30,021
                                                                     ----------             ----------
      Total liabilities                                                $  1,221              $  30,021
                                                                     ----------             ----------
Net assets                                                           $1,079,853             $1,076,342
                                                                     ==========             ==========

Net assets consist of:

  Paid-in-capital                                                    $1,123,214             $1,126,592
  Unrealized depreciation (appreciation) on investments and
    translation of assets and liabilities in foreign currencies         (10,856)                 3,194
  Accumulated net realized loss on investments and foreign
    currency transactions                                               (32,855)               (54,044)
  Accumulated undistributed net investment income                           350                    600
                                                                     ----------             ----------
      Total                                                          $1,079,853             $1,076,342
                                                                     ==========             ==========
Shares of beneficial interest outstanding:
  Class A                                                               112,865                113,373
  Class I                                                                15.736                 15.770
                                                                     ----------             ----------
      Total shares of beneficial interest outstanding                   112,881                113,389
Net assets:
  Class A                                                            $1,079,702             $1,076,193
  Class I                                                                150.46                 149.32
                                                                     ----------             ----------
      Total net assets                                               $1,079,853             $1,076,342
                                                                     ==========             ==========
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial interest outstanding)         $     9.57             $     9.49
                                                                     ==========             ==========

  Offering price per share (100 / 95.25 of net asset value per
    share)                                                           $    10.05             $     9.96
                                                                     ==========             ==========
Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets / shares of beneficial interest outstanding)   $     9.56             $     9.47
                                                                     ==========             ==========

On sales of $100,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statements of Operations (Unaudited)

------------------------------------------------------------------------------------------------------
                                                                 MFS INTERMEDIATE
                                                                  INVESTMENT GRADE        MFS RESEARCH
SIX MONTHS ENDED OCTOBER 31, 2000                                        BOND FUND           BOND FUND
------------------------------------------------------------------------------------------------------
Net investment income:
  Interest Income                                                    $   37,307             $   39,194
                                                                     ----------             ----------

  Expenses -
    Management fee                                                   $    2,641             $    3,140
    Shareholder servicing agent fee                                         529                    524
    Administrative fee                                                       93                     93
    Auditing fees                                                         6,200                  8,346
    Registration fees                                                     3,050                  2,000
    Custodian fee                                                         4,641                  4,644
    Printing                                                                744                  2,519
    Legal fees                                                              352                    887
    Postage                                                                  34                      1
    Miscellaneous                                                            47                    313
                                                                     ----------             ----------
      Total expenses                                                 $   18,331             $   22,467
    Fees paid indirectly                                                   (136)                  (167)
    Reduction of expenses by investment adviser and distributor         (18,195)               (22,300)
                                                                     ----------             ----------
      Net expenses                                                   $       --             $       --
                                                                     ----------             ----------
        Net investment income                                        $   37,307             $  39,194
                                                                     ----------             ----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                          $     (619)            $   (1,051)
    Foreign currency transactions                                          --                       (3)
                                                                     ----------             ----------
      Net realized loss on investments and foreign currency
        transactions                                                 $     (619)            $   (1,054)
                                                                     ----------             ----------
  Change in unrealized appreciation -
    Investments                                                      $   21,518             $   24,761
    Translation of assets and liabilities in foreign currencies              --                    130
                                                                     ----------             ----------
      Net unrealized gain on investments and foreign currency
        transactions                                                 $   21,518             $  24,891
                                                                     ----------            -----------
        Net realized and unrealized gain on investments and foreign
          currency transactions                                      $   20,899             $   23,837
                                                                     ----------             ----------
          Increase in net assets from operations                     $   58,206             $   63,031
                                                                     ==========             ==========

See notes to financial statements.

[S]     [C]    [C]    [C]    [C]    [C]    [C]

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------------------------------
                                                   INTERMEDIATE INVESTMENT
                                                         GRADE BOND FUND                     RESEARCH BOND FUND
                                         -------------------------------------        --------------------------------------
                                         SIX MONTHS ENDED           YEAR ENDED         SIX MONTHS ENDED           YEAR ENDED
                                         OCTOBER 31, 2000       APRIL 30, 2000         OCTOBER 31, 2000       APRIL 30, 2000
                                              (UNAUDITED)                                   (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                        $   37,307           $   67,219               $   39,194           $   67,321
  Net realized loss on investments and
    foreign currency transactions                    (619)             (25,567)                  (1,054)             (46,247)
  Net unrealized gain (loss) on
    investments and foreign currency
    transactions                                   21,518              (26,009)                  24,891               (7,877)
                                               ----------           ----------               ----------           ---------
      Increase in net assets from
        operations                             $   58,206           $   15,643               $   63,031            $  13,197
                                               ----------           ----------               ----------           ----------
Distributions declared to shareholders -
From net investment income (Class A)           $  (37,264)          $  (68,210)              $  (38,754)          $  (67,749)
From net investment income (Class I)                   (5)                 (10)                      (5)                 (10)
                                               ----------           ----------               ----------           ----------
      Total distributions declared to
        shareholders                           $  (37,269)          $  (68,220)              $  (38,759)          $  (67,759)
                                               ----------           ----------               ----------           ----------
Net increase in net assets from fund
  share transactions                           $   37,260           $   69,205               $   41,262            $  65,771
                                               ----------           ----------               ----------           ----------
      Total increase in net assets             $   58,197           $   16,628               $   65,534            $  11,209
Net assets:
  At beginning of period                        1,021,656            1,005,028                1,010,808              999,599
                                               ----------           ----------               ----------           ----------

  At end of period (including accumulated
    undistributed net investment income
    of $350, $312 and $600, $165,
    respectively)                              $1,079,853           $1,021,656               $1,076,342           $1,010,808
                                               =========-           ==========               ==========           ==========

See notes to financial statements.

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                        INTERMEDIATE INVESTMENT GRADE BOND FUND
----------------------------------------------------------------------------------------------------------------------------
                             SIX MONTHS                                           SIX MONTHS
                               ENDED                YEAR ENDED APRIL 30,            ENDED              YEAR ENDED APRIL 30,
                            OCTOBER 31         -------------------------------    OCTOBER 31       -------------------------
                               2000               2000             1999*             2000             2000          1999*
                            (UNAUDITED)                                          (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                CLASS A                                              CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
 beginning of period             $ 9.38             $ 9.88           $10.00           $ 9.38           $ 9.87         $10.00
                                 ------             ------           ------           ------           ------         ------
Income from investment operations# -
  Net investment income(S)       $ 0.34             $ 0.64           $ 0.18           $ 0.31           $ 0.65         $ 0.19
  Net realized and
   unrealized gain (loss)
   on investments and
   foreign currency                0.19              (0.49)           (0.14)            0.21            (0.49)         (0.16)
                                 ------             ------           ------           ------           ------         ------
      Total from investment
       operations                $ 0.53             $ 0.15           $ 0.04           $ 0.52           $ 0.16         $ 0.03
                                 ------             ------           ------           ------           ------         ------
Less distributions
 declared to shareholders
 from net investment
 income                          $(0.34)            $(0.65)          $(0.16)          $(0.34)          $(0.65)        $(0.16)
                                 ------             ------           ------           ------           ------         ------
Net asset value - end of
 period                          $ 9.57             $ 9.38           $ 9.88           $ 9.56           $ 9.38         $ 9.87
                                 ======             ======           ======           ======           ======         ======
Total return(+)                    5.70%++            1.62%            0.44%++          5.59%++          1.72%          0.33%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                       0.03%+             0.04%            0.27%+           0.03%            0.04%          0.27%+
  Net investment income            7.07%+             6.69%            5.53%+           6.70%            6.87%          5.43%+
Portfolio turnover                   62%               147%             155%              62%             147%           155%
Net assets at end of
 period (000 Omitted)            $1,080             $1,022           $1,005               $0+++            $0+++          $0+++

(S)Effective February 1, 1999, MFS has voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999, the fund paid
   MFS a fee not greater than 1.00% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

     Net investment income
      (loss)                     $ 0.17             $ 0.25           $(0.09)          $ 0.15           $ 0.30         $(0.09)
     Ratios (to average net assets):
       Expenses##                  3.48%+             4.10%            8.60%+           3.48%+           3.75%          8.25%+
       Net investment
        income (loss)              3.62%+             2.63%           (2.80)%+          3.25%+           3.09%         (2.55)%+

 * For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 1999.
 + Annualized.
 ++Not annualized.
+++Class I net assets were less than $500.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect reductions from certain expense offset arrangements.
(+)Total returns for Class A shares do not include the applicable sales charge.
   If the charge had been included, the result would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued
Financial Highlights -- continued

----------------------------------------------------------------------------------------------------------------------------
                                                                    RESEARCH BOND FUND
----------------------------------------------------------------------------------------------------------------------------
                             SIX MONTHS                                           SIX MONTHS
                               ENDED                YEAR ENDED APRIL 30,            ENDED              YEAR ENDED APRIL 30,
                            OCTOBER 31         -------------------------------    OCTOBER 31       -------------------------
                               2000               2000             1999*             2000             2000          1999*
                            (UNAUDITED)                                          (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                CLASS A                                              CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
 beginning of period             $ 9.27             $ 9.80           $10.00           $ 9.26           $ 9.78         $10.00
                                 ------             ------           ------           ------           ------         ------
Income from investment operations# -
  Net investment income(S)       $ 0.35             $ 0.64           $ 0.18           $ 0.35           $ 0.65         $ 0.18
  Net realized and
   unrealized gain (loss)
   on investments and
   foreign currency                0.25              (0.53)           (0.21)            0.24            (0.53)         (0.23)
                                 ------             ------           ------           ------           ------         ------

      Total from investment
       operations                $ 0.60             $ 0.11           $(0.03)          $ 0.59           $ 0.12         $(0.05)
                                 ------             ------           ------           ------           ------         ------

Less distributions
 declared to shareholders
 from net investment
 income                          $(0.38)            $(0.64)          $(0.17)          $(0.38)          $(0.64)        $(0.17)
                                 ------             ------           ------           ------           ------         ------

Net asset value - end of
 period                          $ 9.49             $ 9.27           $ 9.80           $ 9.47           $ 9.26         $ 9.78
                                 ======             ======           ======           ======           ======         ======
Total return(+)                    6.24%++            1.31%           (0.29%)++         6.14%++          1.41%         (0.49)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                       0.03%+             0.03%            0.30%+           0.03%+           0.03%          0.30%+
  Net investment income            7.49%+             6.82%            5.62%+           7.47%            6.92%          5.13%+
Portfolio turnover                   57%               209%             117%              57%             209%           117%
Net assets at end of
 period (000 Omitted)            $1,076             $1,011             $999               $0+++            $0+++          $0+++

(S)Effective February 1, 1999, MFS has voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999, the fund paid
   MFS a fee not greater than 1.10% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

     Net investment income
      (loss)                     $ 0.15             $ 0.23           $(0.09)          $ 0.15           $ 0.27         $(0.11)
     Ratios (to average net assets):
       Expenses##                  4.29%+             4.43%            8.93%+           4.29%+           4.08%          8.58%+
       Net investment
        income (loss)              3.23%+             2.42%           (3.01)%+          3.21%+           2.87%         (3.15)%+

 * For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 1999.
 + Annualized.
 ++Not annualized.
+++Class I net assets were less than $500.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect reductions from certain expense offset arrangements.
  +Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the result would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  (Unaudited)

(1) Business and Organization
MFS Intermediate Investment Grade Bond Fund and MFS Research Bond Fund (the funds) are non-diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The funds may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The funds may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the funds may enter into contracts with the intent of changing the relative exposure of the funds' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - Each funds' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each funds' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The funds distinguish between distributions on a tax basis and a financial reporting basis and require that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At April 30, 2000, the funds, for federal income tax purposes, had capital loss carryforwards which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                                                                                                       EXPIRATION
                                                                               TOTAL CARRYFORWARD                            2008
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Investment Grade Bond Fund                                                   $22,462                         $22,462
Research Bond Fund                                                                         31,155                          31,155

Multiple Classes of Shares of Beneficial Interest - The funds offer multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the funds based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The funds have an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee for Intermediate Investment Grade Bond Fund and Research Bond Fund is computed daily and paid monthly at an annual rate of 0.50% and 0.60% of the funds' average daily net assets, respectively. The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The investment adviser has voluntarily agreed to pay each of the funds' operating expenses exclusive of management and distribution and service fees such that the funds' aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

The funds pay no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the funds, all of whom receive remuneration for their services to the funds from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the funds.

Administrator - The funds have an administrative services agreement with MFS to provide the funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund incurs an administrative fee at the following annual percentages of each funds' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on the sales of Class A shares of the funds for the period ended October 31, 2000.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The funds' distribution plans provide that the funds will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the funds related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each funds' average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each funds' average daily net assets attributable to Class A shares. All distribution and service fees under Class A distribution plans are currently not being imposed for the funds.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares during the period ended October 31, 2000.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                                      INTERMEDIATE
                                                                  INVESTMENT GRADE          RESEARCH BOND
                                                                         BOND FUND                   FUND
------------------------------------------------------------------------------------------------------------------
Purchases
--------
U.S. government securities                                                $232,137               $435,433
                                                                          --------               --------
Investments (non-U.S. government securities)                              $421,239               $187,259
                                                                          --------               --------
Sales
-----
U.S. government securities                                                $311,371               $264,010
                                                                          --------               --------
Investments (non-U.S. government securities)                              $326,690               $312,225
                                                                          --------               --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                                                                      INTERMEDIATE
                                                                  INVESTMENT GRADE          RESEARCH BOND
                                                                         BOND FUND                   FUND
------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                         $1,049,843             $1,054,991
                                                                        ---------             ----------
Gross unrealized appreciation                                          $    6,587             $   13,205
Gross unrealized depreciation                                             (16,411)               (13,485)
                                                                       ----------             ----------
    Net unrealized depreciation                                        $   (9,824)            $     (280)
                                                                       ==========             ==========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                      INTERMEDIATE INVESTMENT GRADE BOND FUND
                                       ----------------------------------------------------------------------
Class A shares                         SIX MONTHS ENDED OCTOBER 31, 2000          YEAR ENDED APRIL 30, 2000
                                       ---------------------------------        -----------------------------
                                                SHARES            AMOUNT         SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                                       --           $    --              106         $  1,000
Shares issued to shareholders in
  reinvestment of distributions                  3,924            37,260          7,160           68,207
Shares reacquired                                 --                --               (1)             (16)
                                                 -----         ---------        -------         --------
    Net increase                                 3,924         $  37,260          7,265         $ 69,201
                                                 =====         ========-        ======-          =======

                                                      INTERMEDIATE INVESTMENT GRADE BOND FUND
                                       ---------------------------------------------------------------------
Class I shares                         SIX MONTHS ENDED OCTOBER 31, 2000     YEAR ENDED APRIL 30, 2000
                                       ---------------------------------     -------------------------------
                                                SHARES            AMOUNT         SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                                       --           $    --             --            $  --
Shares issued to shareholders in
  reinvestment of distributions+                  --                --              0                4
Shares reacquired                                 --                --             --               --
                                                 -----         ---------        -------          -------
    Net increase                                  --           $    --              0            $   4
                                                 =====         =========        =======          =======

                                                                RESEARCH BOND FUND
                                       ---------------------------------------------------------------------
Class A shares                         SIX MONTHS ENDED OCTOBER 31, 2000     YEAR ENDED APRIL 30, 2000
                                       ---------------------------------     -------------------------------
                                                SHARES            AMOUNT         SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------

Shares sold                                        265         $   2,511           --            $  --
Shares issued to shareholders in
  reinvestment of distributions                  4,121            38,752          7,225           67,749
Shares reacquired+                                  (0)               (3)          (207)          (1,982)
                                                 -----         ---------        -------          -------
    Net increase                                 4,386         $  41,260          7,018          $65,767
                                                 =====         =========        =======          =======

                                                                RESEARCH BOND FUND
                                       ---------------------------------------------------------------------
Class I shares                         SIX MONTHS ENDED OCTOBER 31, 2000     YEAR ENDED APRIL 30, 2000
                                       ---------------------------------     -------------------------------
                                                SHARES            AMOUNT         SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------

Shares sold                                       --           $    --             --            $  --
Shares issued to shareholders in
  reinvestment of distributions+                     0                 2              0                4
Shares reacquired                                 --                --             --               --
                                                 -----         ---------        -------          -------
    Net increase                                     0         $       2              0          $     4
                                                 =====         =========        =======          =======
+Number of shares was less than 1.

(6) Line of Credit
The funds and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Intermediate Investment Grade Bond Fund and Research Bond Fund for the period ended October 31, 2000, was $4 and $2, respectively. The funds had no significant borrowings during the period.

(7) Financial Instruments
Research Bond Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

At October 31, 2000, the Research Bond Fund had forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $134 with Deutsche Bank.

At October 31, 2000, Research Bond Fund had sufficient cash and/or securities to cover any commitments under these contracts.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) RESERACH BOND FUND

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INVESTMENT MANAGEMENT
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(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                             INC-3B  12/00  1MM